Subsequent Event	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Event
14.     Subsequent Events
In February 2021, but effective on January 1, 2021, we entered into a lease agreement with 605 Nash, LLC, whereby we leased approximately 6,883 square feet in El Segundo, California. 605 Nash, LLC is a related party, as it is owned by our Executive Chairman, Dr. Patrick
Soon-Shiong.
This facility will be used primarily for pharmaceutical development and manufacturing purposes. The lease runs from January 2021 through December 2027, and includes an option to extend the lease for an additional three-year
 term through
December 2030
. Base rent for the term of the lease is approximately $20,300 per month with an annual increase of 3% on January 1 of each year during the initial term and, if applicable, during the option term. In addition, under the agreement, we are required to pay our share of estimated property taxes and operating expenses, both of which are variable lease expenses.
In February 2021, we executed a promissory note with NantCapital. The outstanding principal amount of each advance made by NantCapital bears interest at a per annum rate of 6.0%, compounded annually and computed based on
365
or 366 days. On February 26, 2021, we received a $40 million advance pursuant to this promissory note. The accrued interest shall be paid quarterly commencing on June 30, 2021. The outstanding principal amount and any accrued and unpaid interest are due on September 30, 2025. We may prepay the outstanding principal amount and accrued interest at any time without premium or penalty and the prior consent of NantCapital.
On March 9, 2021, we completed the Merger pursuant to the terms of the Merger Agreement. Under the terms of the Merger Agreement, at the Effective Time of the Merger, each share of NantCell common stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time, subject to certain exceptions as set forth in the Merger Agreement, will be converted automatically into a right to receive 0.8190 (the “Exchange Ratio”) newly issued shares of common stock, par value $0.0001 per share, of the company (“Company Common Stock”), with cash paid in lieu of any fractional shares. At the Effective Time, each share of the company’s common stock issued and outstanding immediately prior to the Effective Time, will remain an issued and outstanding share of the combined company. At the Effective Time, each outstanding option, warrant, or RSU to purchase NantCell common stock were converted using the Exchange Ratio into an option, warrant, or restricted stock unit, respectively, on the same terms and conditions immediately prior to the Effective Time, to purchase shares of Company Common Stock.